Exhibit 99.2

                      AGREEMENT AND PLAN OF SHARE EXCHANGE


                                  by and among


                          Starwin Media Group Holding,
                            a California Corporation,


                                       and


                 the Stockholders of Starwin Media Group Holding


                                on the one hand;


                                       and


                             Intermost Corporation,
                              a Wyoming corporation


                                on the other hand


                                February 8, 2005

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

This definitive Agreement and Plan of Share Exchange, dated as of February 8, 2005 (this "Agreement"), is made and entered into by and among Starwin Media Group Holding, a California corporation ("Starwin"), and Harvey Hikaru Yamamoto, Samuel K.K. Chung, and Wen Zhong, individuals who are the stockholders of Starwin (collectively the "Stockholders"), on the one hand, and Intermost Corporation, a Wyoming corporation ("IMOT"), on the other hand.

      WHEREAS, the respective Boards of Directors of Starwin and IMOT have adopted resolutions approving and adopting the proposed share exchange (the "Exchange") upon the terms and conditions hereinafter set forth in this Agreement;

      WHEREAS, prior to the Closing of this Exchange, IMOT shall effect a seven-to-one reverse split ("Reverse Split") of its common stock, issued and to be issued outstanding shares, as of January 25, 2005 of 86,687,761. IMOT shall issue an aggregate of 150,000,000 shares of its common stock and 5,000,000 shares of its preferred stock ("Preferred Stock") (upon completion of the reverse split as stipulated in Article 1.1 of this Agreement), to the Stockholders in exchange for the Starwin Shares as defined hereinafter;

      WHEREAS, each of the Stockholders holds the number of shares of Starwin's common stock set forth opposite such Stockholder's name in Table I on Schedule I attached hereto (collectively, the "Starwin Shares"), which represent all of the issued and outstanding capital stock of Starwin, and the Stockholders desire to participate in the Exchange;

      WHEREAS, Starwin will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Exchange and for the purpose of making certain representations, warranties, covenants and agreements;

      WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) of the Code and the regulations corresponding thereto, so that the Exchange shall qualify as a tax free reorganization under the Code;

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                  THE EXCHANGE

      1.1 The Exchange. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined) the Stockholders will sell, convey, assign, transfer and deliver to IMOT one or more stock certificates representing the Starwin Shares, and IMOT will issue to each of the Stockholders, in exchange for such Stockholder's portion of the Starwin Shares, one or more stock certificates representing the number of shares of its par value $0.001 per share common stock ("Common Stock") set forth opposite such Stockholder's name in Table II on
Schedule I attached hereto, and the number of shares of Series A Preferred Stock set forth opposite such Stockholder's name in Table III on Schedule I In addition, prior to the Closing of this Exchange, IMOT shall effect a seven-to-one reverse split ("Reverse Split") of its common stock, subject to shareholder approval if required by applicable law. The number of shares of IMOT Common Stock to be issued for the Exchange shall be adjusted to reflect the effect of any other stock split, reverse stock split, stock dividend, reorganization, recapitalization or other like change with respect to the common stock of IMOT occurring or having a record date or an effective date on or after the date of this Agreement.

      1.2 Closing. The closing of the Exchange (the "Closing") shall, subject to conditions stated herein, take place on or before April 3, 2005 or on such other date as may be mutually agreed upon by the parties. Such date is referred to herein as the "Closing Date." If the Exchange cannot be closed within 100 days after the signing of this Agreement, IMOT shall have the right to cancel this Agreement and discharge their respective obligations, if any, in connection with this Agreement.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF STARWIN

      Starwin hereby represents and warrants to IMOT as follows:

      2.1 Organization. Starwin has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

      2.2 Capitalization. The authorized capital stock of Starwin consists of 150,000,000 shares of common stock, $.001 par value, of which 150,000,000 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of Starwin are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Starwin is a party or which are binding upon Starwin providing for the issuance or transfer by Starwin of additional shares of its capital stock and Starwin has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments which are binding upon Starwin. There are no voting trusts or any other agreements or understandings with respect to the voting of Starwin's capital stock.

      2.3 Certain Corporate Matters. Starwin is duly qualified to do business as a corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Starwin's financial condition, results of operations or business. Starwin has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

      2.4 Authority Relative to this Agreement. Starwin has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Starwin and the consummation by Starwin of the transactions contemplated hereby have been duly authorized by the Stockholders and the Board of Directors of Starwin and no other actions on the part of Starwin are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Starwin and constitutes a valid and binding agreement of Starwin, enforceable against Starwin in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      2.5 Consents and Approvals; No Violations. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Starwin of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Starwin nor the consummation by Starwin of the transactions contemplated hereby, nor compliance by Starwin with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of Starwin, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Starwin is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Starwin, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or default which are not in aggregate material to Starwin taken as a whole.

      2.6 Financial Statements. The reviewed consolidated balance sheets of Starwin as of December 31, 2004 and reviewed consolidated statements of operations and cash flows of Starwin for the 6 months ended December 31, 2004, as well as the audited consolidated balance sheets of Starwin as of June 30, 2004 and audited statements of operations and cash flows of Starwin for the 12 months ended June 30, 2004, and the audited consolidated balance sheets of Starwin as of June 30, 2003 and audited consolidated statements of operations and cash flows of Starwin for the 12 months ended June 30, 2003 (collectively, the "Starwin Financial Statements") (a) were prepared in accordance with the books and records of Starwin; (b) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Starwin as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Starwin, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of Starwin as of December 31, 2004, including the notes thereto, Starwin has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not), except for liabilities and obligations incurred in the ordinary course of business consistent with past practices since December 31, 2004 which in the aggregate could not reasonably be expected to have a material adverse effect on Starwin, its business, financial condition or results of operations. The Starwin Financial Statements have been audited and/or reviewed by Starwin's auditor.

      2.7 Absence of Material Changes. The net assets of Starwin as stated in the reviewed financial statements of March 31, 2005, shall not be less than eight million (US$8,000,000). Furthermore,since March 31, 2005, there has not been any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Starwin, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.

      2.8 Title to Assets. Starwin has good and marketable title to all of the assets and properties now carried on its books including those reflected in the most recent balance sheet contained in the Starwin Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Starwin Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

      2.9 Disclosure. The representations and warranties and statements of fact made by Starwin in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

      2.10 Litigation Matters. Starwin is not a party to any material litigation or any governmental investigation or proceeding and, to the knowledge of Starwin, no such litigation or investigation is threatened.

      2.11 Tax Returns. Starwin has, or by the Closing Date will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and/or has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

      2.12 No Breach of Agreements. Starwin has not breached, and there is no pending or threatened claim that Starwin has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or its properties are bound. Starwin has previously given IMOT copies of or access to all material contracts, commitments and/or agreements to which Starwin is a party, including all relationships or dealings with related parties or affiliates.

      2.13 Due Diligence Investigation. Starwin has made its corporate financial records, minute books and other corporate documents and records available for review to the management of Intermost Corporation prior to the Closing Date, during reasonable business hours and on reasonable notice.

      2.14 Representations Relating to ERISA. Starwin does not now have, nor has it ever had, any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Starwin that would have been subject to the Employee Retirement Income Security Act, commonly known as "ERISA".

      2.15 Disclosure of Material Events. Starwin has disclosed in writing all events, conditions and facts materially affecting its business, financial condition and results of operations.

      2.16 Legal Compliance. To the best knowledge of Starwin, after due investigation, no claim has been filed against Starwin alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. Starwin holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

      The Stockholders hereby represent and warrant to IMOT as follows:

      3.1 Ownership of the Starwin Shares. The Stockholders own, beneficially and of record, all of the Starwin Shares, which represent all of the issued and outstanding capital stock of Starwin, and have good and marketable title to the Starwin Shares, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or stockholders' agreements. At the Closing, the Stockholders will convey to IMOT good and marketable title to the Starwin Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

      3.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Stockholders and the consummation by the Stockholders of the transactions contemplated hereby have been duly authorized by the Stockholders, and no other actions on the part of the Stockholders are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholders and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholders in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      3.3 Consents and Approvals; No Violations. Except for requirements of applicable laws, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by the Stockholders of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by the Stockholders nor the consummation by the Stockholders of the transactions contemplated hereby, nor compliance by the Stockholders with any of the provisions hereof, will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Stockholders is a party or by which the Stockholders or his property may be bound or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder, except in the case of clauses (a) and (b) for violations, breaches or default which are not in aggregate material to the Stockholder.

      3.6 Restricted Securities. The Stockholders acknowledges that the IMOT Shares will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, that the IMOT Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the IMOT Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, the Stockholders are familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      3.7 Accredited Investor. The Stockholders are "Accredited Investors" as that term is defined in rule 501 of Regulation D promulgated under the Securities Act. The Stockholders are able to bear the economic risk of acquiring the IMOT Shares pursuant to the terms of this Agreement, including a complete loss of the Stockholder's investment in the IMOT Shares.

      3.8  Legend.   The  Stockholders   acknowledge  that  the   certificate(s)
representing the IMOT Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      3.9 No Misrepresentation. No representation or warranty of the Shareholders contained in this Agreement or in any schedule hereto nor in any document furnished to IMOT contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. No representation or warranty of Starwin contained in this Agreement or in any schedule hereto furnished by Starwin to IMOT pursuant to the terms hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


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

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                                      IMOT

      IMOT hereby represents and warrants to Starwin and the Stockholders as follows:

      4.1 Organization. IMOT is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

      4.2 Capitalization. IMOT's authorized capital stock consists of 500,000,000 shares of common stock and 5,000,000 shares of preferred stock. Prior to the closing of the Exchange, IMOT shall effect a seven-to-one reverse split of its common stock. Prior to the closing of the Exchange, IMOT shall designate 5,000,000 shares of Series A Preferred Stock pursuant to a Certificate of Designations, Rights, Privileges and Preferences of Series A Preferred Stock, which shall be filed with the Wyoming Secretary of State at or prior to the Closing. [(1) upon three years after its issuance, each share of Preferred Stock shall, at the discretion of its holder, be converted into 10 shares of IMOT common stock (post-reverse split); and (2) prior to conversion into IMOT common stock, the Preferred Stock shall have no voting rights and no right to receive dividends.] THESE TERMS NEED TO BE SPECIFIED IN THE CERTIFICATE OF DESIGNATIONS All issued and outstanding shares of IMOT common stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the IMOT Common Stock will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

      4.3 Certain Corporate Matters. IMOT is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of IMOT's properties or nature of IMOT's business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, have a material adverse effect on its financial condition, results of operations or business. IMOT has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. IMOT has delivered to Starwin true, accurate and complete copies of its Certificate of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Board of Directors of IMOT are complete and correct in all material respects. The stock records of IMOT and the stockholder lists of IMOT that IMOT has previously furnished to Starwin are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of IMOT's capital stock and any other outstanding securities issued by IMOT. IMOT is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws in any material respect. IMOT is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject. Except, IMOT is undergoing an exercise of a private placement and securing of general banking facilities.

      4.4 Authority Relative to this Agreement. IMOT has the requisite corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement by IMOT and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of IMOT and no other actions on the part of IMOT are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by IMOT and constitutes a valid and binding obligation of IMOT, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      4.5 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by IMOT of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by IMOT nor the consummation by IMOT of the transactions contemplated hereby, nor compliance by IMOT with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of IMOT, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which IMOT is a party or by which it or any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to IMOT, or any of its properties or assets, except in the case of clauses (b) and
(c) for violations, breaches or defaults which are not in the aggregate material to IMOT taken as a whole.

      4.6 SEC Documents. IMOT hereby makes reference to the following documents filed with the United States Securities and Exchange Commission (the "SEC"), as posted on the SEC's website, www.sec.gov: (collectively, the "SEC Documents"):
(a) Annual  Report on Form 10-KSB for the fiscal year ended June 30,  2004;  and
(b) Quarterly Reports on Form 10-QSB for the periods ended March 31, 2003, September 30, 2003, December 31, 2003, March 31, 2004 and September 30, 2004, and all amendments thereto and (c) all other forms filed with the SEC by IMOT. The SEC Documents constitute all of the documents and reports that IMOT was required to file with the SEC pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations promulgated thereunder by the SEC since June 1999. To IMOT's knowledge, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and, to IMOT's knowledge, none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To IMOT's knowledge, the financial statements of IMOT included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of IMOT as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on IMOT, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of IMOT as of September 30, 2004, including the notes thereto, IMOT has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not), except for liabilities and obligations incurred in the ordinary course of business consistent with past practices since September 30, 2004 which in the aggregate could not reasonably be expected to have a material adverse effect on IMOT, its business, financial condition or results of operations.

      4.7 Financial Statements.

            (a) Included in the SEC Documents are the audited balance sheet of IMOT as at June 30, 2003 and 2004, and the related statements of income, stockholders' equity and cash flows for the two years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Grobstein, Horwath & Company LLP ("Horwath"), independent auditor (collectively, "IMOT's Audited Financials").

            (b) Included in the SEC Documents are the unaudited balance sheets of IMOT as at September 30, 2004, and the related statements of operations and cash flows for the three months ended September 30, 2004, as reviewed by Horwath ("IMOT's Interim Financials"). The unaudited balance sheet at September 30, 2004 included in IMOT's Interim Financials is hereinafter referred to as the "Unaudited Balance Sheet" and September 30, 2004 is hereinafter referred to as the "IMOT Balance Sheet Date".

            (c) IMOT's Audited Financials and IMOT's Interim Financials (collectively "IMOT's Financial Statements") are (i) in accordance with the books and records of IMOT, (ii) materially correct and complete, (iii) fairly present the financial position and results of operations of IMOT as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on IMOT, its business, financial condition or results of operations.

      4.8 Events Subsequent to Financial Statements. Since June 30, 2004, there has not been:

      (a) Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of IMOT;

      (b) Any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of IMOT;

      (c) Any subjection to any lien on any of the assets, tangible or intangible, of IMOT;

      (d) Any waiver or release by IMOT of any right of any material value;

      (e) Any change made or authorized in the Certificate of Incorporation or Bylaws of IMOT;


      4.9 Undisclosed Liabilities. Except as otherwise disclosed in IMOT's Financial Statements, IMOT has no material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

      4.10 Tax Matters.

      (a) IMOT has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

      (b) IMOT has paid, or, to its knowledge, adequately reserved against in IMOT's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

      (c) To the best knowledge of IMOT, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of IMOT's tax returns;

      (d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from IMOT; and

      (e) IMOT has not filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended.

      For the purposes of this Section 4.10, a tax is due (and must therefore either be paid or adequately reserved against in IMOT's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

      4.11 Real Property. IMOT does not own or lease any real property.

      4.12 Books and Records. The books and records of IMOT delivered to the Stockholders prior to the Closing fully and fairly reflect the transactions to which IMOT is a party or by which it or its properties are bound.

      4.13 Questionable Payments. Neither IMOT nor any employee, agent or representative of it has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from IMOT's funds to governmental officials for improper purposes or made any illegal payments from IMOT's funds to obtain or retain business.

      4.14 Environmental Matters. IMOT has no operations in the United States and its Chinese operations are not subject to US environmental laws.

      4.15 Litigation. Except as disclosed in the SEC Documents, IMOT is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against IMOT. IMOT is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of IMOT, and IMOT knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting IMOT or to which IMOT is a party.

      4.16 Legal Compliance. To the best knowledge of IMOT, after due investigation, no claim has been filed against IMOT alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. IMOT holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

      4.17 Disclosure. The representations and warranties and statements of fact made by IMOT in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 5
                                 INDEMNIFICATION

      5.1 IMOT hereby agrees to indemnify Starwin, the Stockholders and each of the officers, agents and directors of Starwin against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties made by IMOT herein or any misrepresentation made by IMOT in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations.

      5.2 The Stockholders hereby agree to indemnify IMOT and each of the officers, agents and directors of IMOT against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties made by Starwin and/or the Stockholders herein or any misrepresentation made by Starwin and/or the Stockholders in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations.

                                    ARTICLE 6
                     COVENANTS AND AGREEMENTS OF THE PARTIES
                           EFFECTIVE PRIOR TO CLOSING

      6.1 Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Starwin (and its consolidated subsidiaries) and IMOT as each party may request. In order that each party may have the full opportunity to do so, Starwin and IMOT, and the Stockholders shall furnish each party and its representatives during such period with all such information concerning the affairs of Starwin or IMOT as each party or its representatives may reasonably request and cause Starwin or IMOT and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party and/or its representatives upon request.

      6.2 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Exchange and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

      6.3 Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Starwin and the Stockholders on the one hand and IMOT on the other hand. Without the prior written consent of Starwin, the Stockholders, or IMOT, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

      6.4 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its subsidiaries.

      6.5 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

      7.1 Conditions to Obligations of Starwin and the Stockholder. The obligations of Starwin and the Stockholders under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries. At the Closing, IMOT shall have delivered or caused to be delivered to Starwin and the Stockholders the following:

                  (i) certified resolutions duly adopted by the Board of Directors of IMOT authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

                  (ii) a certificate of good standing for IMOT from the Secretary of State of the State of Wyoming, dated not earlier than five days prior to the Closing Date;

                  (iii) written  resignations  of all directors  except Mr. Andy
            Lin and all officers of IMOT in office immediately prior to the Closing, and a board certified resolutions electing the Stockholders appointed individuals as directors of IMOT;

                  (iv) certificates representing the IMOT Shares bearing the name of the Stockholders and/or their designates;

                  (v) such other documents as Starwin may reasonably  request in connection with the transactions contemplated hereby.

            (b) Representations and Warranties to be True. The representations and warranties of IMOT herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. IMOT shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

      7.2 Conditions to Obligations of IMOT. The obligations of IMOT under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries. On the Closing Date, Starwin and/or the Stockholders shall have delivered to IMOT the following:

                  (i) one or more  certificates  representing the Starwin Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock power; and

                  (ii)    certified    resolutions    adopted   during   Starwin
            shareholders' meeting authorizing and approving the Exchange and the execution of this transaction;

                  (iii) certified resolutions duly adopted by the Board of Directors of Starwin authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

                  (iv) certified  resolutions  duly adopted by the  Stockholders authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

                  (v) such other  documents  as IMOT may  reasonably  request in connection with the transactions contemplated hereby.

                  (vi) Documents  evidencing the commitment of investment  banks to underwrite the public offering, private placement or convertible debentures to raise US$200 million for Starwin upon Closing at not less than US$10 per share, subject to provisions of materials, disclosures, and certain related transactions information.

            (b) Representations and Warranties to be True. The representations and warranties of Starwin and the Stockholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Starwin and the Starwin Stockholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

            (c) No Material Adverse Change. There shall not have occurred any material adverse change with respect to Starwin.

                                    ARTICLE 8
                             POST-CLOSING COVENANTS

      8.1 Anti-Dilution Clause. Within 180 days after Closing, in no event except for private placements, public offerings or acquisitions , in each case at the current market price of IMOT's Common Stock on arm's length basis, shall IMOT issue or enter into any agreement to issue IMOT common stock or other securities convertible into IMOT common stock which may result in material dilution of those shareholders of IMOT who were shareholders immediately prior the Closing.

      8.2 Management. After Closing of the Exchange, IMOT shall retain the key management of IMOT and maintain their employment terms for minimum 3 years with the remuneration not less than their remuneration before Closing.

      8.3 Registration Statement. Within 60 days following the Closing, IMOT shall file a registration statement with the SEC on Form S-1 registration statement or any form(s) it is entitled to use to register a certain number of shares of IMOT common stock in connection with a public offering or shall undertake a private placement as stipulated in Clause 7.2(a) (vi) of this Agreement, to raise gross proceeds of at least US$200 million, a written commitment of which is provided at or prior to Closing. Any public offering shall be a firm commitment offering through an underwriter satisfactory to IMOT.

                                    ARTICLE 9
                                   TERMINATION

      9.1   Termination.   Anything   herein  or   elsewhere   to  the  contrary
notwithstanding,   this  Agreement  may  be  terminated  and  the   transactions
contemplated hereby abandoned at any time prior to the Closing Date:

            (a)   by mutual consent of the parties; or

            (b) by IMOT, if Starwin Shareholders are unable to secure a firm commitment of placement for a sum of no less than $200 million in a public offering or private placement at not less than $10 per share for a certain number of shares to be registered under S-1 or any other form(s) of registration statements. The commitment for placement of funds maybe affected due to IMOT non-compliance, IMOT shall not have the right to call for a termination.

            (c) If termination to be called upon by IMOT, all banking facilities, funds raised by Starwin and its associates and used by IMOT and its subsidiaries shall be refunded with interests and bank charges to Starwin, upon termination.

                                   ARTICLE 10
                               GENERAL PROVISIONS

      10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

      10.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

      10.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

      10.4 Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

      10.5 Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

      10.6 Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Wyoming, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States and each party hereby waives any right to object to the convenience of such venue.

      10.7 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

      10.8 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

      10.9 Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

      10.10 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

      10.11 Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

                               [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INTERMOST CORPORATION


By: /s/ Andy Lin
   ------------------------------------------
Name: Andy Lin
     ----------------------------------------
Title: President
      ---------------------------------------

Address:  31/F Guomao Building
          Renmin South Road
          Shenzhen, CHINA

STARWIN MEDIA GROUP HOLDING


By: /s/ Wen Zhong
   ------------------------------------------
Name: Wen Zhong
     ----------------------------------------
Title: CEO
      ---------------------------------------

Address:  17700 Castleton St, Suite 350
          City of Industry, CA 91748
          U.S.A

                       [SIGNATURES CONTINUE ON NEXT PAGE]

STOCKHOLDERS


By: /s/ Harvey Hiraru Yamamoto
   ------------------------------------------
Name: Harvey Hiraru Yamamoto
     ----------------------------------------
Title:
      ---------------------------------------

Address:  c/o 17700 Castleton St, Suite 350
          City of Industry, CA 91748
          U.S.A


By: /s/ Samuel K.K. Chung
   ------------------------------------------
Name: Samuel K.K. Chung
     ----------------------------------------
Title:
      ---------------------------------------

Address:  c/o 17700 Castleton St, Suite 350
          City of Industry, CA 91748
          U.S.A


By: /s/ Wen Zhong
   ------------------------------------------
Name: Wen Zhong
     ----------------------------------------
Title:
      ---------------------------------------

Address:  c/o 17700 Castleton St, Suite 350
          City of Industry, CA 91748
          U.S.A

                                   SCHEDULE I

      The following table provides the amount and class of IMOT Shares of Common Stock and Series A Preferred Stock that each Starwin Shareholders' shall receive as consideration in exchange for his or her Shares of Common Stock in Starwin.

      Table I

      The following describes the number of Shares of Starwin Common Stock holds by Starwin Stockholders, as set forth opposite to such Stockholder's name.

      --------------------------------------------------------------------------
      NAME                                    SHARES OF COMMON STOCK
      --------------------------------------------------------------------------
      Harvey H. Yamamoto                            76,500,000
      --------------------------------------------------------------------------
      Samuel K.K. Chung                              3,500,000
      --------------------------------------------------------------------------
      Wen Zhong                                     70,000,000
      --------------------------------------------------------------------------

      Table II

      The following table describes the number of Shares of IMOT Common Stock that Starwin Stockholders shall receive as consideration to this Plan of Share Exchange, as set forth opposite to such Stockholder's name.

      --------------------------------------------------------------------------
      NAME                    NUMBER OF SHARES OF          NUMBER OF SHARES OF
                              STARWIN COMMON STOCK        IMOT COMMON STOCK AS
                                                          CONSIDERATION TO THIS
                                                          PLAN OF SHARE EXCHANGE
      --------------------------------------------------------------------------
      Harvey H.Yamamoto             76,500,000                  76,500,000
      --------------------------------------------------------------------------
      Samuel K.K. Chung              3,500,000                   3,500,000
      --------------------------------------------------------------------------
      Wen Zhong                     70,000,000                  70,000,000
      --------------------------------------------------------------------------

      Table III

      The following describes the number of Shares of IMOT Series A Preferred Stock that Starwin Stockholders shall receive as consideration to this Plan of Share Exchange, as set forth opposite to such Stockholders' name.

      --------------------------------------------------------------------------
      NAME                                  NUMBER OF SHARES OF IMOT SERIES
                                                  A PREFERRED STOCK
      --------------------------------------------------------------------------
      Harvey H. Yamamoto                                      0
      --------------------------------------------------------------------------
      Samuel K.K. Chung                                       0
      --------------------------------------------------------------------------
      Wen Zhong                                       5,000,000
      --------------------------------------------------------------------------